                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

           BERMUDA                  001-31909                 NOT APPLICABLE
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         At the Annual General Meeting of Shareholders of Aspen Insurance
Holdings Limited (the "Company") held on May 26, 2005, the Shareholders approved the proposed amendment to the Aspen Insurance Holdings Limited 2003 Share
Incentive Plan ("2003 Share Incentive Plan") to increase by 3,751,983 the number of ordinary shares which may be issued under the 2003 Share Incentive Plan from
5,724,570 ordinary shares to 9,476,553. The amended 2003 Share Incentive Plan, as revised, is attached to this filing as Exhibit 10.1.

ITEM 5.03.        AMENDMENTS TO BYE-LAWS.

         At the Annual General Meeting of Shareholders of the Company held on
May 26, 2005, the Shareholders approved all of the proposed amendments to the
Company's Bye-Laws described in the Company's Proxy Statement for the 2005
Annual General Meeting of Shareholders filed on April 26, 2005 on Form 8-K. The
Company's Amended and Restated Bye-Laws, as revised, are attached to this filing as Exhibit 3.1.

ITEM 8.01.        OTHER EVENTS.

         On May 26, 2005, Mr. David B. Kelso accepted an appointment by the
Board of Directors as Director of the Company. Mr. Kelso fills a current vacancy on the Board of Directors and, accordingly, will serve as one of the Company's
Class I Directors until the Company's 2006 Annual General Meeting of
Shareholders. The Board of Directors determined that Mr. Kelso has no material relationship with the Company and is otherwise "independent" in accordance with the applicable listing requirements of the New York Stock Exchange and in accordance with the Sarbanes-Oxley Act and the rules promulgated thereunder including the rules and regulations of the Securities and Exchange Commission.
Mr. Kelso will also serve on the Company's Audit Committee, including as the
"financial expert" as defined by applicable rules. Mr. Kelso was appointed on the recommendation of the Corporate Governance and Nominating Committee. The
Corporate Governance and Nominating Committee and the Board of Directors also considered the qualifications for director candidates set forth in the Company's
Corporate Governance Guidelines. As a Director, Mr. Kelso will be entitled to the standard Director compensation as disclosed in the 2005 Proxy Statement for the 2005 Annual General Meeting of Shareholders filed on April 26, 2005 on Form
8-K.

         Mr. Kelso was a founder, in 2003, of Kelso Advisory Services and currently serves as its senior financial advisor. From 2001 to 2003, Mr. Kelso was an Executive Vice President of Aetna, Inc. From 1996 to 2001, he was the
Executive Vice President, Chief Financial Officer and Managing Director of Chub
Corporation. From 1992 to 1996, he first served as the Executive Vice President and Chief Financial Officer and later served as the Executive Vice President,
Retail and Small Business Banking of First Commerce Corporation. From 1982 to
1992, he was a Partner and the Head of North American Banking Practice of Gemini
Consulting Group.

         On May 26, 2005, the Company issued a press release regarding the appointment. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     3.1      Amended and Restated Bye-Laws of Aspen Insurance Holdings Limited.
     10.1     Amended 2003 Share Incentive Plan.
     99.1     Press Release of the Registrant, dated May 26, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASPEN INSURANCE HOLDINGS LIMITED
                                                  (Registrant)

Dated: May 27, 2005                     By: /s/ Julian Cusack
                                           -----------------------------
                                         Name:  Julian Cusack
                                         Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION
-----------  -------------------------------------------------------------
3.1          Amended and Restated Bye-Laws of Aspen Insurance Holdings Limited.
10.1         Amended 2003 Share Incentive Plan.
99.1         Press Release of the Registrant dated May 26, 2005.

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